UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2017

NexPoint Multifamily Capital Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-200221	46-4106316
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)

(972) 628-4100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Second Amendment to Revolving Credit Agreement

As previously reported, NexPoint Multifamily Operating Partnership, L.P. (the “OP”), the wholly-owned operating partnership of NexPoint Multifamily Capital Trust, Inc. (the “Company”), and Highland Capital Management, L.P. (the “Sponsor”), the Company’s sponsor, entered into that certain revolving credit agreement dated April 7, 2016, as borrowers (the “Borrowers”) of up to $15,000,000, with KeyBank National Association (“KeyBank”) as administrative agent and lender (the “Key Revolver”). On August 19, 2016 the Borrowers and KeyBank amended the Key Revolver (the “First Amendment”) to increase the credit limit (the “Commitment”) from $15,000,000 to $20,000,000, reduced to $17,000,000 as of October 31, 2016, and reduced to $15,000,000 as of December 31, 2016. Further, the First Amendment reflected that, to the extent any principal payments are made on the principal balance of the Key Revolver, including any mandatory prepayment, at any time that the principal balance of the Key Revolver exceeds $15,000,000, the Commitment shall be permanently reduced by the amount of such prepayment and the amount prepaid shall not be available to be reborrowed.

On April 7, 2017, the scheduled maturity date of the Key Revolver, the Borrowers and KeyBank amended the Key Revolver (the “Second Amendment”) to, among other things, (i) extend the maturity date of the Key Revolver to June 30, 2017, (ii) cap the Commitment at $11,000,000 and (iii) prohibit any additional loans pursuant to the Key Revolver. In connection with the Second Amendment, the Borrowers agreed to pay KeyBank an amendment fee in the amount of $27,500.

The foregoing summary of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, a copy of which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information reported in Item 1.01 of this Current Report on Form 8-K regarding the Second Amendment is incorporated herein by reference. The summary of the Second Amendment reported in Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Second Amendment to Revolving Credit Agreement, by and among Highland Capital Management, L.P. and NexPoint Multifamily Operating Partnership, L.P. as Borrowers and KeyBank, National Association as Lender and Administrative Agent, dated April 7, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NexPoint Multifamily Capital Trust, Inc.

Dated: April 13, 2017	By:	/s/ Brian Mitts
	Name:	Brian Mitts
	Title:	Chief Financial Officer, Executive Vice President-Finance, Treasurer and Director